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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 25, 2005
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-4065-1

                          LANCASTER COLONY CORPORATION
             (Exact name of registrant as specified in its charter)

              OHIO                                         13-1955943
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)

         37 WEST BROAD STREET                                 43215
            COLUMBUS, OHIO                                  (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         On May 25, 2005, Lancaster Colony Corporation announced that its Board of Directors authorized an additional share repurchase permitting the Company to repurchase up to an additional two million (2,000,000) shares of its common stock.

         A press release announcing the additional share repurchase is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             99.1  Press Release dated May 25, 2005, filed herewith.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LANCASTER COLONY CORPORATION
                                             -----------------------------------
                                                       (Registrant)



Date: May 25, 2005                           By: /s/ JOHN L. BOYLAN
      ------------                              --------------------------------
                                                     John L. Boylan
                                                     Treasurer, Vice President,
                                                     Assistant Secretary and
                                                     Chief Financial Officer
                                                     (Principal Financial
                                                     and Accounting Officer)




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION                                               LOCATED AT
-------   -----------                                             --------------
99.1      Press Release dated May 25, 2005.....................   Filed herewith